SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                  June 4, 2002

                            ULTRALIFE BATTERIES, INC.

             (Exact name of Registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

            0-20852                                  16-1387013
            -------                                  ----------
      Commission File Number            (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (315-332-7100)
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

Arthur M. Lieberman, member of the Board of Directors, tendered his resignation from the Board effective June 4, 2002, citing business and personal demands on available time resources.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ULTRALIFE BATTERIES, INC.

                                              By: /s/ Peter F. Comerford
                                                  ------------------------------
                                                      Peter F. Comerford
                                              Vice President of Administration &
                                                                 General Counsel

Dated: June 7, 2002